================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               -----------------

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 25, 1998


                              IBS INTERACTIVE, INC.
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                      0-24073                   13-3817344
      (STATE OR OTHER                (COMMISSION                (IRS EMPLOYER
       JURISDICTION                  FILE NUMBER)            IDENTIFICATION NO.)
     OF INCORPORATION)


  2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY            07927
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


Registrant's telephone number, including area code:  (973) 285-2600




================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          As announced in its press release of Monday, September 28, 1998, on September 24, 1998, IBS Interactive, Inc. ("IBS") entered into a Membership Interest Purchase Agreement with all of the members of DesignFX Interactive, LLC, a Web-design, programming and hosting company located in Cherry Hill, New Jersey, whereby IBS acquired all of the issued and outstanding membership interests of DesignFX Interactive, LLC, in exchange for $1,251,000 (subject to certain adjustments) of unregistered shares of IBS common stock, par value $.01 per share, valued by the parties at $6.25 per share. IBS intends to continue the existing operations of DesignFX Interactive, LLC without any material changes.

          The foregoing summary of the Membership Interest Purchase Agreement is qualified in its entirety by reference to the Membership Interest Purchase Agreement, a copy of which is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            1. Audited financial statements of DesignFX Interactive, LLC as of and for the year ended December 31, 1997, which includes the following:

                a.   Balance Sheet;

                b.   Statement of Operations;

                c.   Statement of Members' Deficit;

                d.   Statement of Cash Flows; and

                e.   Notes to Financial Statements.

            2. Unaudited condensed financial statements of DesignFX Interactive, LLC as of September 30, 1998 and for the nine-month periods ended September 30, 1997 and 1998, which includes the following:

                a.   Condensed Balance Sheet;

                b.   Condensed Statement of Operations;

                c.   Condensed Statements of Cash Flows; and

                d.   Notes to the Unaudited Condensed Financial Statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors and Management
DesignFX Interactive, LLC

We have audited the accompanying balance sheet of DesignFX Interactive, LLC as of December 31, 1997, and the related statements of operations, members' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DesignFX Interactive, LLC as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


BDO Seidman, LLP
Woodbridge, New Jersey
November 30, 1998

                            DESIGNFX INTERACTIVE, LLC
                                  BALANCE SHEET


--------------------------------------------------------------------------------

DECEMBER 31, 1997
--------------------------------------------------------------------------------
ASSETS
CURRENT:
  Cash                                                                  $28,660
  Accounts receivable (net of allowance for doubtful
    accounts - $15,000)                                                  78,971
  Due from related party                                                 22,492
  Other current assets                                                    4,987
--------------------------------------------------------------------------------
         Total current assets                                           135,110
Fixed assets, net                                                       111,723
Other assets                                                              9,570
--------------------------------------------------------------------------------
         Total assets                                                  $256,403
--------------------------------------------------------------------------------
LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES:
  Accounts payable                                                     $103,285
  Accrued expenses                                                       80,936
  Note payable                                                          174,613
  Capital lease obligations - current                                    11,771
  Note payable - related party                                           15,000
  Customer deposits                                                      81,784
--------------------------------------------------------------------------------
        Total current liabilities                                       467,389
Note payable long-term                                                  200,000
Capital lease obligations - long-term                                     5,138
--------------------------------------------------------------------------------
        Total liabilities                                               672,527
Commitments and contingencies (Note 10)
Members' deficit                                                       (416,124)
--------------------------------------------------------------------------------
        Total liabilities and members' deficit                         $256,403
--------------------------------------------------------------------------------

                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            DESIGNFX INTERACTIVE, LLC
                             STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
Revenues                                                               $572,133
Cost of services                                                        565,430
--------------------------------------------------------------------------------
          Gross profit                                                    6,703
General and administrative expenses                                     603,191
Marketing expenses                                                      247,596
--------------------------------------------------------------------------------
          Operating loss                                               (844,084)
Other income, net                                                        46,125
Interest expense                                                        (27,908)
--------------------------------------------------------------------------------
Net loss                                                              $(825,867)
--------------------------------------------------------------------------------

                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            DESIGNFX INTERACTIVE, LLC
                          STATEMENT OF MEMBERS' DEFICIT


--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
Members' deficit, December 31, 1996                                    $(45,257)
Net loss                                                               (825,867)
Capital contributions                                                   455,000
--------------------------------------------------------------------------------
Members' deficit, December 31, 1997                                   $(416,124)
--------------------------------------------------------------------------------

                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            DESIGNFX INTERACTIVE, LLC
                             STATEMENT OF CASH FLOWS


--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                            $(825,867)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
     Depreciation  and  amortization                                     73,250
     Changes in operating assets and liabilities:
       Accounts receivable                                              (55,119)
       Due from related party                                            75,974
       Other assets                                                      14,219
       Accounts payable                                                 (29,345)
       Accrued expenses                                                  80,936
       Customer deposits                                                 57,438
--------------------------------------------------------------------------------
         Net cash used in operating activities                         (608,514)
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures - property and equipment                      (94,121)
--------------------------------------------------------------------------------
         Net cash used in investing activities                          (94,121)
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from notes payable                                           374,613
  Principal repayments on notes payable - related party                 (86,000)
  Repayments of capital lease obligations                               (14,588)
  Members' capital contributions                                        455,000
--------------------------------------------------------------------------------
         Net cash provided by financing activities                      729,025
--------------------------------------------------------------------------------
Net increase in cash                                                     26,390
Cash, beginning of year                                                   2,270
--------------------------------------------------------------------------------
Cash, end of year                                                       $28,660
--------------------------------------------------------------------------------
SUPPLEMENTAL  DISCLOSURES  OF CASH FLOW  INFORMATION:
   Cash paid during the year for:
     Interest                                                           $18,000
--------------------------------------------------------------------------------
     Income taxes                                                       $    --

--------------------------------------------------------------------------------

                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           DESIGNFX INTERACTIVE, LLC
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1.    ORGANIZATION  AND NATURE  DesignFX  Interactive,  LLC (the  "Company") was
      OF  BUSINESS              organized in April 1996 as a New Jersey  Limited
                                Liability   Company.   The  Company  principally
                                develops   and  maintains   web  sites  on   the
                                Internet  and  world   wide  web for  commercial
                                businesses.

2.    SUMMARY OF SIGNIFICANT  REVENUE RECOGNITION
      ACCOUNTING POLICIES     -------------------

                              Revenue is recognized as services are rendered to clients.

                              INCOME TAXES
                              ------------

                              The Company has elected and its owners, the members, have consented, under the applicable provisions of the Internal Revenue Code and applicable state code, to report its income for federal and state income tax purposes as a limited liability corporation. Under those provisions, the members individually receive the income tax benefit of their respective share of the Company's net loss. Accordingly, no benefit has been recorded for federal and state income taxes in the accompanying financial statements.


                              FINANCIAL INSTRUMENTS AND CONCENTRATIONS
                              ----------------------------------------

                              Financial instruments which potentially subject the Company to credit risk consist primarily of a concentration of unsecured trade account receivables.

                              The Company performs ongoing credit evaluations of its customers and generally does not require collateral on accounts receivable.

                              One  customer   generated  31%  of  the  Company's
                              revenues for the year ended December 31, 1997.


                              FIXED ASSETS
                              ------------

                              Fixed assets are stated at cost, reduced by a reserve for accumulated depreciation. Depreciation is provided under the straight line method based upon the following useful lives:

                              --------------------------------------------------
                              Computer software                          3 years
                              Equipment under capital lease              5 years
                              Office equipment and fixtures            5-7 years
                              --------------------------------------------------

                           DESIGNFX INTERACTIVE, LLC
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                              ESTIMATED  FAIR VALUES OF FINANCIAL  INSTRUMENTS
                              ------------------------------------------------

                              The carrying values reported in the accompanying balance sheet for accounts receivable, accounts payable and notes payable approximate fair value because of the short-term maturity and variable interest rates of these financial instruments.

                              USE OF ESTIMATES
                              ----------------

                              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates used by the Company include the useful lives ascribed to fixed assets.

3.    FIXED ASSETS            Major classes of fixed assets, net, consist of the
                              following:


                              DECEMBER 31, 1997
                              --------------------------------------------------
                              Computer software                         $28,333
                              Equipment                                 119,159
                              Furniture and fixtures                     30,054
                              --------------------------------------------------
                                                                        177,546
                              Less: Accumulated depreciation and
                                 amortization                           (65,823)
                              --------------------------------------------------
                                                                       $111,723
                              --------------------------------------------------

                              Depreciation expense includes a loss of $23,474 in the value of assets subject to capital leases. As a result, the net book value of fixed assets subject to capital leases was $0 at December 31, 1997.

                              Exclusive   of   this   loss,   depreciation   and
                              amortization expense for the year ended December 31, 1997 amounted to $49,776.

                           DESIGNFX INTERACTIVE, LLC
                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
4.    ACCRUED EXPENSES        At  December  31,  1997,   accrued   expenses  was
                              comprised of the following:


                              --------------------------------------------------
                              Employee benefits                         $50,000
                              Accrued interest                           10,125
                              Other                                      20,811
                              --------------------------------------------------
                                                                        $80,936
                              --------------------------------------------------

                              Included in "Other income, net" in the accompanying statement of operations is the effect $(34,956) of a favorable settlement of a previously accrued liability.

5.    NOTE PAYABLE -          The Company has a non-interest bearing demand note
      RELATED PARTY           with a Company stockholder. The face amount of the
                              demand note is $15,000 and the imputed interest expense for the period that the note is expected to be outstanding is not material.

6.    NOTE PAYABLE -          In   March   1997,  the  Company  entered  into an
      CURRENT                 agreement  with a bank to  develop  and design the
                              software and hardware for the bank's sites on the Internet and the worldwide web. Provisions of the agreement provided for various advances to the Company in order to provide working capital for expenses incurred with the design and development of such web sites. Terms of the agreement provide for the advances to be repaid in twelve monthly installments of principal and interest beginning
                              January 1, 1998, with interest accruing thereafter from the original date of advance at an annual rate of 9% interest. Obligations under this loan totaled $174,613 at December 31, 1997.

7.    NOTE PAYABLE -          In July 1997,  the  Company  borrowed  $200,000 in
      LONG-TERM               principal from a financing institution.  Repayment
                              terms provide for interest  only payments  through
                              January 1999,  with interest  based on 1% over the
                              lender's   prime  rate  of  interest  (9  3/4%  at
                              December 31, 1997). Remaining principal and unpaid interest are due in monthly installments through December 2001. The principal balance outstanding under the loan totaled $200,000 at December 31, 1997.

                           DESIGNFX INTERACTIVE, LLC
                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
                              Principal payments on the note payable are as follows:

                              --------------------------------------------------
                              1998                                     $     --
                              1999                                       60,302
                              2000                                       66,463
                              2001                                       73,235
                              --------------------------------------------------
                                                                       $200,000
                              --------------------------------------------------

8.    CAPITAL LEASE           In the normal course of  operations,  the  Company
      OBLIGATIONS             entered into capital leases for various equipment.
                              The  leases  bear  a  weighted   average  implicit
                              interest  rate of 21% per annum and  terminate  in
                              August of 2000.  Ownership of the  equipment  then
                              reverts to the Company for nominal  consideration.
                              Future   minimum   payments  under  capital  lease
                              obligations with initial or remaining terms of one year or more are as follows at December 31, 1997:

                              --------------------------------------------------
                              1998                                      $14,255
                              1999                                        3,744
                              2000                                        2,496
                              --------------------------------------------------
                                                                         20,495
                              Less: Imputed interest                     (3,586)
                              --------------------------------------------------
                              Present value of net minimum lease
                                payments                                $16,909
                              --------------------------------------------------

9.    RELATED-PARTY           Cash contributed to the Company by members totaled
      TRANSACTIONS            $455,000 in the year ended  December 31, 1997.

                              At December 31, 1997, the Company had advanced $22,492 to an entity controlled by a member.

                              Salary expense to a company officer, who is also an interestholder, totaled approximately $94,000 for the year ended December 31, 1997.

                           DESIGNFX INTERACTIVE, LLC
                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

10. SUBSEQUENT EVENT          In September  1998, the members sold the Company's
                              membership  interests  to  IBS  Interactive,  Inc.
                              ("IBS") in exchange for 200,160 shares of IBS common stock. The final determination of shares to be issued is contingent upon the defined financial position of the Company at closing.

                          DESIGNFX INTERACTIVE, LLC
                           CONDENSED BALANCE SHEET
                          (UNAUDITED, IN THOUSANDS)


--------------------------------------------------------------------------------

SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
ASSETS
CURRENT:
  Cash                                                                      $38
  Accounts receivable, net                                                  241
  Other current assets                                                       41
--------------------------------------------------------------------------------
         Total current assets                                               320
Fixed assets, net                                                           298
Other assets                                                                 18
--------------------------------------------------------------------------------
         Total assets                                                      $636
--------------------------------------------------------------------------------
LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES:
  Accounts payable and accrued expenses                                    $297
  Notes payable and capital lease obligations                               547
--------------------------------------------------------------------------------
        Total current liabilities                                           844
  Long-term notes payable and capital lease obligations                     134
--------------------------------------------------------------------------------
        Total liabilities                                                   978
  Members' deficit                                                         (342)
--------------------------------------------------------------------------------
        Total liabilities and members' deficit                             $636
--------------------------------------------------------------------------------

          SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                          DESIGNFX INTERACTIVE, LLC
                      CONDENSED STATEMENT OF OPERATIONS
                          (UNAUDITED, IN THOUSANDS)

--------------------------------------------------------------------------------
                                                      FOR THE NINE MONTHS ENDED
                                                              SEPTEMBER 30,
                                                          1997             1998
                                                          ----             ----

Revenues                                                  $ 384          $1,181
Cost of services                                            377             752
--------------------------------------------------------------------------------
          Gross profit                                        7             429
Selling, general and administrative expenses                596             371
          Operating income (loss)                         (589)              58
--------------------------------------------------------------------------------
Other expense, net                                         (17)             (16)
--------------------------------------------------------------------------------
Net income (loss)                                        $(606)          $   42
--------------------------------------------------------------------------------

          SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                          DESIGNFX INTERACTIVE, LLC
                      CONDENSED STATEMENTS OF CASH FLOWS
                          (UNAUDITED, IN THOUSANDS)

--------------------------------------------------------------------------------
                                                      FOR THE NINE MONTHS ENDED
                                                             SEPTEMBER 30,
                                                           1997             1998
                                                           ----             ----
Cash flows used in operating activities               $   (456)        $    (96)
Cash flows used in investing activities                   ( 70)            (213)
Cash flows provided by financing activities                577              318
--------------------------------------------------------------------------------
Net increase in cash                                        51                9
Cash at beginning of period                                  2               29
--------------------------------------------------------------------------------
Cash at end of period                                $      53        $      38
--------------------------------------------------------------------------------

          SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                          DESIGNFX INTERACTIVE, LLC
              NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.    BASIS OF PRESENTATION   The accompanying condensed financial statements as
                              of  September  30,  1998 and for the  nine  months
                              ended  September  30, 1997 and 1998 are  unaudited
                              but, in the opinion of  management of the Company,
                              contain  all  adjustments   necessary  to  present
                              fairly the financial position at September 30, 1998, the results of operations for the nine months ended September 30, 1997 and 1998, and cash flows for the nine months ended September 30, 1997 and 1998. These adjustments are of a normal recurring nature.

                              Certain   information  and  footnote   disclosures
                              normally included in financial statements that have been prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission although management of the Company believes that the disclosures contained in these financial statements are adequate to make the information presented therein not misleading. For further information, refer to the Company's financial statements and notes thereto for the year ended December 31, 1997.

                              The results of operations for the nine months ended September 30, 1998 are not necessarily indicative of the results of operations to be expected for the full fiscal year ending December 31, 1998.

2.    BUSINESS COMBINATION    In September  1998, the members sold the Company's
                              membership  interests  to  IBS  Interactive,  Inc.
                              ("IBS") in exchange for 200,160 shares of IBS common stock. The final determination of shares to be issued is contingent upon the defined financial position of the Company at closing. No adjustments arising from this business combination have been reflected in the accompanying unaudited condensed financial statements as of and for the nine months ending September 30, 1998.

            (b)   PRO FORMA FINANCIAL INFORMATION.

            1.    Pro   forma   unaudited    financial   information    of   IBS
                  Interactive, Inc., which includes the following:

                  a. Pro  Forma   Unaudited  Condensed  Statement of  Operations
                     for the year ended December 31, 1997;

                  b. Pro  Forma  Unaudited  Condensed   Statement of  Operations
                     for the year ended December 31, 1996; and

                  c. Notes  to  Pro   Forma   Unaudited   Condensed    Financial
                     Statements.

                              IBS INTERACTIVE, INC.
                 PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS

      The accompanying pro forma unaudited condensed statement of operations for the year ended December 31, 1997 is based upon the historical financial statements of IBS, Entelechy, Inc. ("Entelechy") and DesignFX Interactive, LLC ("DesignFX"), adjusted to give effect to the business combinations of Entelechy and DesignFX by IBS (accounted for as a purchase and pooling of interests, respectively), as if such business combinations had occurred on January 1, 1997. The accompanying pro forma unaudited condensed statement of operations for the year ended December 31, 1996 is based upon the historical financial statements of IBS and DesignFX, adjusted to give effect to the business combination
(accounted for as a pooling of interests), as if such business combination occurred as of January 1, 1996. The pro forma unaudited condensed balance sheet as of September 30, 1998 is not presented herein since such unaudited balance sheet data is included in the Company's Form 10-Q for the period ended September 30, 1998. The pro forma unaudited condensed statements of operations are not necessarily indicative of the results that would have been obtained if such business combinations had occurred on the date indicated or for any future period or date. The pro forma unaudited adjustments give effect to available information and assumptions that IBS believes are reasonable. The pro forma unaudited condensed financial information should be read in conjunction with the historical financial statements of IBS, Entelechy and DesignFX and notes thereto included in IBS's Prospectus dated May 14, 1998 and this Form 8-K/A (Amendment No. 1).

                              IBS INTERACTIVE, INC.
               PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


                                                             ENTELECHY
                                                             ELIMINATIONS
                            IBS          ENTELECHY           & ENTELECHY   SUBTOTAL IBS  DESIGNFX
                         HISTORICAL      HISTORICAL          ADJUSTMENTS   & ENTELECY    HISTORICAL      PRO FORMA

Revenues...............  $2,741,000        $366,000         $(42,000)(c)    $3,065,000   $572,000        $3,637,000
Cost of services.......   1,099,000         299,000          (42,000)(c)     1,356,000    565,000         1,921,000
                         -----------------------------------------------------------------------------------------
Gross profit...........   1,642,000          67,000               --         1,709,000      7,000         1,716,000
Selling, general and
  administrative.......   1,296,000         115,000               --         1,411,000    851,000         2,262,000
Amortization of
  intangible assets....      12,000              --          156,000 (a)       168,000         --           168,000
Compensation expense -
  Entelechy............          --              --          197,000 (b)       197,000         --           197,000
                         -----------------------------------------------------------------------------------------
Operating income (loss)     334,000         (48,000)        (353,000)          (67,000)  (844,000)         (911,000)
Other income (expense),
  net.................      (52,000)        (13,000)              --           (65,000)    18,000           (47,000)
                         -----------------------------------------------------------------------------------------
Income (loss) before
  income taxes........      282,000         (61,000)        (353,000)         (132,000)  (826,000)         (958,000)
Income tax provision..      (84,000)             --               --           (84,000)        --           (84,000)
                         -----------------------------------------------------------------------------------------
Net income (loss).....   $  198,000        $(61,000)       $(353,000)        $(216,000) $(826,000)      $(1,042,000)
                         -----------------------------------------------------------------------------------------


                              IBS INTERACTIVE, INC.
               PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                    IBS           DESIGNFX
                                  HISTORICAL     HISTORICAL          PRO FORMA

Revenues.....................     $1,023,000     $ 177,000           $1,200,000
Cost of services.............        650,000       147,000              797,000
                                  ----------------------------------------------
Gross profit.................        373,000        30,000              403,000
Selling, general and
  administrative.............        670,000       508,000            1,178,000
Amortization of intangible
  assets.....................          1,000            --                1,000
                                  ----------------------------------------------
Operating loss...............       (298,000)     (478,000)            (776,000)
Other expense, net...........        (12,000)      (25,000)             (37,000)
                                  ----------------------------------------------
Loss before income taxes.....       (310,000)     (503,000)            (813,000)
Income tax benefit...........         59,000            --               59,000
                                  ----------------------------------------------
Net loss.....................       (251,000)     (503,000)            (754,000)
                                  ----------------------------------------------

                              IBS INTERACTIVE, INC.
         NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS


There were no adjustments to the DesignFX business combination for the years ended December 31, 1997 and 1996. Adjustments to reflect the Entelechy business combination as if it had occurred as of January 1, 1997 are as follows:

      (a) Amortization of intangible assets arising from the acquisition amounting to $156,000; such amount is amortized over an estimated useful life of five years.

      (b) Recognition of compensation expense related to the issuance of contingent shares of IBS common stock on the first anniversary date of the acquisition. The issuance of such shares is contingent upon the former Entelechy stockholders remaining in the employ of IBS.

      (c)  Elimination of transactions between IBS and Entelechy.

            (c)  EXHIBITS.

            The following exhibits are included as part of this Report:

            2.1* Membership Interest Purchase Agreement, dated September 24, 1998, by and among IBS and Peter Bowman, Lawrence Rafkin, Robert Gillespie, Steven Rotella, Steven Swartz, Joseph Calabro, Febe Dwyer, Barbara Glass-Seran, Clifford Seran, Stanley Lerner, Annette Monti, Christina Monti, Jack Monti, Rogelio Valencia, Linda Valencia and Phyllis Wood.

            99.1* Press release of IBS, dated September 28, 1998.

            --------------------
            *  Previously filed.

                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IBS INTERACTIVE, INC.


                                       By:  /s/ Nicholas R. Loglisci, Jr.
Date: December 9, 1998                   ---------------------------------------
                                         Name:  Nicholas R. Loglisci, Jr.
                                         Title: President and Chief Executive
                                                   Officer

                                EXHIBIT INDEX


EXHIBIT NO.                          DESCRIPTION

2.1* Membership Interest Purchase Agreement, dated September 24, 1998, by and among IBS and Peter Bowman, Lawrence Rafkin, Robert Gillespie, Steven Rotella, Steven Swartz, Joseph Calabro, Febe Dwyer, Barbara Glass-Seran, Clifford Seran, Stanley Lerner, Annette Monti, Christina Monti, Jack Monti, Rogelio Valencia, Linda Valencia and Phyllis Wood.

99.1*             Press Release of IBS, dated September 28, 1998.

--------------------
*  Previously filed.